CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Exhibit 10.35

Philippines Manufacturing Ltd.

Terms and Conditions

With

M.Setek Co., Ltd

This agreement is made as of January 1st, 2006 between SunPower Philippines Manufacturing Ltd., having its principal place of business at # 100 East Main Street, Special Export Processing Zone, Laguna Techno Park, Binan, Laguna, Philippines (hereinafter referred to as “SUNPOWER”) and M.Setek Company Ltd., having its principal place of business at Daiwa Bldg., 3-6-16, Yanaka, Taito-Ku, Tokyo, 110-0001, Japan (hereinafter referred to as “M.Setek”)

1.	EFFECTIVE TERM:

This agreement shall commence on January 01, 2006 and shall terminate on December 31, 2010.

2.	STATEMENT OF PURPOSE:

(A)	Purpose of this agreement is to establish TERMS AND CONDITIONS under which SunPower may purchase solar silicon ingot or wafers from M.Setek at the agreed upon price schedule (ATTACHMENT “A”), or any such material which may from time to time be requested during the term of this agreement, by mutual consent.

3.	ORDERING PROCEDURES:

(A)	Orders shall be effected by SunPower issuing a blanket purchase order from all applicable ordering locations. In the event of conflicting terms and conditions, this agreement shall prevail. All blanket purchase orders shall reference this agreement.

(B)	Shipments shall be made on the authorization of SunPower’s personnel specified with applicable purchase orders. M.Setek’s acknowledgement of SunPower’s release shall be in a manner mutually agreeable to SunPower and M.Setek.

4.	FORECASTING:

(A)	Every six (6) months SunPower will provide a firm forecast for scheduling purposes. Ingot and wafers.

(B)	SunPower will attempt to make best efforts to supply outsource poly quantity (per attachment “A”).

(C)	M. Setek will also use best efforts to maximize PS material from sand.

5.	PRICING:

(A)	Pricing listed in ATTACHMENT “A” shall be negotiated for each six month period. SunPower may negotiate with M. Setek throughout the year to add additional volumes (s) to attachment “A”. If such volume is accepted by M.Setek, SunPower will write addendum to attachment “A”.

(B)	Pricing shall be ExWorks M.Setek dock as specified in individual purchase orders. SunPower will advise method of shipment, carrier and account number.

CONFIDENTIAL TREATMENT			1

	SunPower	M.Setek

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

(C)	Payment terms shall be net 30 from date of invoice (excluding incorrect invoices and invoices for rejected material).

6.	DELIVERIES / BILLINGS:

(A)	Shipments shall be made to the location specified on the individual purchase orders. Each shipment shall be accompanied by a packing list specifying: P.O. number, quantity, description, and pertinent specification data c.of c, c of a)

(B)	Invoices shall be sent to the address identified on the purchase order and shall specify: P.O. number, line number , applicable release number, SunPower’s part number, quantity, description, and M.Setek’s vendor number (located on the original purchase order). Multiple p.o. numbers or release numbers cannot be combined on individual invoices.

7.	QUALITY:

(A)	M.Setek shall provide material to any and all applicable SunPower specifications as provided by SunPower. All material shall conform to such specifications and be of such a quality as to meet incoming quality assurance requirements.

8.	CONFIDENTIAL DISCLOSURE:

(A)	Both parties mutually agree to certain confidential information of part hereto, relating to SunPower which if furnished by that party to the other party hereunder in written or other tangible form and is clearly marked as being confidential, or if orally or visually furnished, is identified as being confidential in a writing submitted to the receiving party with thirty (30) days after such oral or visual disclosure, shall be considered by the receiving party to be Confidential Information of the furnishing party.

(B)	Each party agrees to maintain the Confidential Information of the other party received hereunder in confidence utilizing the same degree of care the receiving party uses to protect its own confidential information of a similar nature and to not disclose such information to any third party or to employees of the receiving party without a need to know.

(C)	This agreement shall impose no obligation upon the receiving party with respect to any confidential Information of the furnishing party which (1) is now or which subsequently becomes general know or available; (2) is known to the receiving party at the time of receipt of same from the furnishing party; (3) is provided by the furnishing party to a third party without restriction on disclosure; (4) is subsequently rightfully provided to the receiving party by a third party without restriction on disclosure/ (5) is independently developed by the receiving party provided the person or persons developing same have not had access to the Confidential Information of the furnishing party.

Both parties shall be relieved of its obligations hereunder (section 9 only) five (5) years from the date of signing this agreement.

9.	GOVERNING LAW:

(A)	SunPower and M.Setek agree to negotiate the settlement of any dispute arising under this agreement in good faith. This agreement shall be constructed and interpreted in accordance with the laws of Japan.

10.	TERMINATION:

(A)	SunPower or M.Setek may terminate this agreement at any time giving a one (1) year written notice, and the liabilities stated in sections 4 .A. have been met (forecasted releases).

CONFIDENTIAL TREATMENT			2

	SunPower	M.Setek

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

11.	FORCE MAJURE:

(A)	Neither SunPower or M.Setek shall be responsible for failure to execute this agreement due to causes beyond its control, including, but not limited to fire, flood, earthquake, explosion, accident, acts of public enemies, labor disputes, transportation embargoes, acts of federal government, judicial action, or acts of God. The affected party shall promptly notify the other party of the impossibility of performance, and should non-performance extend beyond ninety days, either party may terminate this agreement.

CONFIDENTIAL TREATMENT			3

	SunPower	M.Setek

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

IN WITNESS WHEREOF, the Parties have had this agreement executed by their respective AUTHORIZED representatives.

SunPower Corporation	M.Setek Co., Ltd

/s/ PM Pai	/s/ R. Matsumiya
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

PM Pai	R. Matsumiya
PRINTED NAME	PRINTED NAME

Chief Operating Officer	President
TITLE	TITLE

DATE	DATE

Jon Whiteman VP Strategic Supply

Attachment “A” – Price list

Attachment “B” – Product Specification

CONFIDENTIAL TREATMENT			4

	SunPower	M.Setek

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Confidential

Attachment “A” – Volume / Price List

Ingot and Cell Specifications: Sunpower Current Specifications.

Wafer/Ingot Supplies:

		Wafer (kpcs)	Wafer (mm)	W Thickness (um)	Ingots (MT)	Total Ingots	Remarks	Wafer Price ($)
2006 T***	Q1 Q2 Q3 Q4	*** *** *** ***	150 150 150 150	*** *** *** ***	*** *** *** ***	***		*** *** *** ***
2007 T ***	Q1 Q2 Q3 Q4	*** *** *** ***	150 150 150 150	*** *** *** ***	*** *** *** ***	***	*** *** *** ***	*** *** *** ***
2008 T ***	Q1 Q2 Q3 Q4	*** *** *** ***	150 150 150 150	*** *** *** ***	*** *** *** ***	***		*** *** *** ***
2009		***	150	***		***		***
2010		***	150	***		***		***

Wafer thickness is proposed and needs to be clarified. Used for calculation purposes only.

Wafer Price: As above. To be reviewed every 6 months for negotiation.

Ingot Price:	Currently $ *** /kg (Slabbed ingot).
Effective January 1, 2006 thru June 30, 2006 @ $ *** /kg (Slabbed ingot)

Calculated wafers (kpcs) is @ *** overall yield

PM Pai	Ritsuo Matsumiya

Jon Whiteman

Company Confidential

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SunPower	M.Setek